                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement for Panorama Separate Account of Massachusetts Mutual Life Insurance Company.

                                  ARTHUR ANDERSEN LLP

Hartford, Connecticut
April 25, 1997


                                      42